UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2021

AGILYSYS, INC.

(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1000 Windward Concourse, Suite 250, Alpharetta, Georgia	30005
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (770) 810-7800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AGYS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Securities Holders.

The 2021 Annual Meeting of Shareholders of Agilysys, Inc. was held on November 18, 2021. The following matters were voted on.

1.	Seven Directors were elected to serve one-year terms expiring at the 2022 Annual Meeting of Shareholders. The vote results for Proposal 1 were as follows:

	For	Withheld	Broker Non-Votes
Donald Colvin	22,435,000	290,531	1,401,239
Dana Jones	21,971,639	753,992	1,401,239
Jerry Jones	21,948,636	776,895	1,401,239
Michael Kaufman	19,749,872	2,975,659	1,401,239
Melvin Keating	21,666,202	1,059,329	1,401,239
John Mutch	22,064,763	660,767	1,401,239
Ramesh Srinivasan	22,434,559	290,972	1,401,239

2.	The reincorporation of the Company from the State of Ohio to the State of Delaware was approved. The vote results for Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
22,643,445	66,904	15,181	1,401,239

3.	The exclusive forum provision of our proposed Delaware Certificate of Incorporation was approved. The vote results for Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Votes
21,053,190	1,653,299	19,042	1,401,239

4.	The Company’s executive compensation for its named executive officers was approved on an advisory basis. The vote results for Proposal 4 were as follows:

For	Against	Abstain	Broker Non-Votes
22,563,587	145,733	16,210	1,401,239

5.

The appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022, was ratified. The vote results for Proposal 5 were as follows:

For	Against	Abstain
24,087,635	2,617	36,517

No proposal to adjourn or postpone the Annual Meeting was brought to vote, and no other business was brought before the Annual Meeting.

Item 8.01	Other Events.

On November 17, 2021, the Board of Directors of Agilysys, Inc. (the “Company”) declared a cash dividend on the Company’s outstanding 5.25% Series A Convertible Preferred Stock (the “Convertible Preferred Stock”) in the amount of $0.529399461 per share, payable on December 31, 2021 to shareholders of record of the Convertible Preferred Stock as of December 15, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.
By:	/s/ Kyle C. Badger
Kyle C. Badger
Senior Vice President, General Counsel and Secretary

Date: November 23, 2021